Exhibit 10.33

ASSIGNMENT AND ASSUMPTION OF REAL ESTATE CONTRACT

DCT INDUSTRIAL OPERATING PARTNERSHIP LP (“Assignor”), as Buyer under that certain Sale and Purchase Agreement dated as of November 1, 2006 (the “Agreement”), by and between Assignor and MID-ATLANTIC (PENCADER) INDUSTRIAL L.L.C., a Delaware limited liability company (the “Sellers”), hereby assigns all of its right, title, interest and obligations in to and under the Agreement to TRT-DCT PENCADER LLC, a Delaware limited liability company (“Assignee”), and Assignee hereby assumes all such right, title, interest and obligations set forth in the Agreement. This Assignment shall not relieve Assignor of its obligations under the Agreement.

DATED this 5 day of December, 2006.

DCT INDUSTRIAL OPERATING
PARTNERSHIP LP

By: DCT Industrial Trust Inc., General Partner

By:	/s/ W. Jeffrey Jones
Name:	W. Jeffrey Jones
Title:	Vice President

(Assignor)

TRT-DCT PENCADER LLC,

a Delaware limited liability company

By:	TRT-DCT Industrial JV I General Partnership, a Delaware general partnership, its sole member

	By:	DCT Industrial Fund II LLC, a Delaware limited liability company, a General Partner

		By:	DCT Industrial Operating Partnership LP, a Delaware limited partnership, f/k/a Dividend Capital Operating Partnership LP, its sole member

			By:	DCT Industrial Trust, Inc., a Maryland corporation, f/k/a Dividend Capital Trust Inc., its general partner

				By:	/s/ Teresa L. Corral
Name: Teresa L. Corral
Its: Senior Vice President

(Assignee)